EQ ADVISORS TRUSTSM

EQ/JPMorgan Value Opportunities Portfolio

SUPPLEMENT DATED JUNE 12, 2025 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

The section of the Summary Prospectus and Prospectus entitled “EQ/JPMorgan Value Opportunities Portfolio — WHO MANAGES THE PORTFOLIO — Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”)” is amended by deleting the table in its entirety and replacing it with the following table:

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott Blasdell	Managing Director of JPMorgan	May 2013
John P. Piccard	Executive Director of JPMorgan	June 2025

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”)” is amended to delete the first paragraph and replace with the following information:

Scott Blasdell and John P. Piccard are the portfolio managers jointly and primary responsible for the investment decisions for the EQ/JPMorgan Value Opportunities Portfolio.

Scott Blasdell, Managing Director, is a portfolio manager in the U.S. Equity Group responsible for Large Cap Value portfolios. Mr. Blasdell joined JPMorgan in 1999 as a research analyst, became a portfolio manager for REIT strategies in 2001, then moved to the U.S. Disciplined Equity Team in 2008 to manage large cap core and value strategies. He is also a CFA charterholder.

John P. Piccard, Executive Director, is a portfolio manager on the Large Cap Value Team. Mr. Piccard joined JPMorgan in 1992 as an associate in asset-liability and proprietary portfolio management. He joined JPMorgan as a large cap portfolio manager in 2001. He worked for another asset management firm as a portfolio manager from 2004 to 2014, then rejoined JPMorgan in 2014. He is also a CFA charterholder.

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The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMorgan”)” is amended to include the following information:

J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of April 30, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)

EQ/JPMorgan Value Opportunities Portfolio
John P. Piccard	4	$8,664	1	$49	2	$273	0	N/A	0	N/A	0	N/A

Ownership of Shares of the Portfolio as of April 30, 2025

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/JPMorgan Value Opportunities Portfolio
John P. Piccard	X